SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                              EXPLANATORY NOTE

ICN Pharmaceuticals, Inc. ("ICN") has established a website (the "Proxy Website") in order to permit stockholders of ICN and other interested parties to obtain access to materials filed by ICN with the United States Securities and Exchange Commission ("SEC") and other relevant material, and to facilitate stockholder communication with ICN.

The Proxy Website can be accessed through ICN's website at www.icnpharm.com by clicking on the hyperlink labelled "2001 Annual Meeting" on the left side of the homepage. In addition, the Proxy Website can be accessed at www.icnproxy.com and www.icnannualmeeting.com.

The contents of the Proxy Website at this time have previously been filed with the SEC, or included with this filing, including, pursuant to separate
Schedule 14A filings on the following dates: May 1, 2001, April 30, 2001, April 25, 2001 and April 19, 2001. Any additional content on the Proxy Website will be filed with the SEC on Schedule 14A filings no later than the date the content is added to the Proxy Website.

The present content of the Proxy Website is:

[GRAPHIC OMITTED - PHOTO OF ICN HEADQUARTERS]

[GRAPHIC OMITTED - PHOTO OF MILAN PANIC]

[ICN LOGO]

2001 ANNUAL MEETING

PUTTING SHAREHOLDERS FIRST

2001 - PERSONAL SHAREHOLDER MESSAGES FROM THE CHAIRMAN

     30.Apr.2001   Restructuring for Shareholder Value - An Update

2001 - READ THE PROXY

     02.May.2001   2001 Proxy Statement

AS SEEN IN THE WALL STREET JOURNAL

     01.May.2001   ICN Management:  Restructuring for Shareholder Value
     24.Apr.2001   ICN Leadership:  Creating Value Through Performance

ICN INTERACTIVE:  VIEW A SERIES OF VIDEO MESSAGES

     02.May.2001   Coming Soon - Interactive Video Messages

ICN NEWS:  READ ALL ABOUT IT

     19.Apr.2001   ICN Sets Annual Meeting Date - May 30, 2001
     22.Mar.2001   ICN International Files Initial Offering Circulars in
                   London and Budapest

Last updated: 05/04/2001

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ICN stockholders are strongly advised to read the definitive proxy statement filed by ICN on May 1, 2001 relating to ICN's 2001 annual meeting of stockholders as it contains important information. Stockholders will be able to obtain this proxy statement, any amendments to the proxy statement and other documents filed by ICN with the Securities and Exchange Commission without charge at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, ICN is in the process of mailing the proxy statement to each stockholder of record on the record date established for the stockholders meeting. ICN will also make additional copies of the proxy statement and any amendments to the proxy statement available without charge to ICN's stockholders. Please direct your request for the proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3104 or Georgeson & Company Inc. at
(800) 223-2064 (toll-free).

ICN, its executive officers and directors may be deemed to be participants in the solicitation of proxies for ICN's 2001 annual meeting of stockholders. Information regarding these participants is contained in the definitive proxy statement filed by ICN with the Securities and Exchange Commission on May 1, 2001.

Any securities of ICN International offered will not be and have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States, absent registration or an applicable exemption from registration requirements.

When available, copies of the preliminary prospectus relating to the offering of shares of Class A Common Stock of Ribapharm Inc. may be obtained from the offices of UBS Warburg LLC, 299 Park Avenue, New York, New York 10171 (212) 821-4011.

A registration statement relating to the shares of Class A common stock of Ribapharm Inc. has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                   * * *

Following is the text of a press release issued by ICN Pharmaceuticals, Inc. on March 22, 2001 which is included on the Proxy Website:

ICN Pharmaceuticals, Inc.
NEWS RELEASE
CONTACT: Media, Peter Murphy, 714-545-0100, ext. 3213, or Investors, Joseph Schepers, 212-754-4422, for ICN Pharmaceuticals, Inc.


 ICN INTERNATIONAL FILES INITIAL OFFERING CIRCULARS IN LONDON AND BUDAPEST

COSTA MESA, Calif., March 22 /PRNewswire/ -- ICN Pharmaceuticals, Inc. (NYSE: ICN) announced today that draft offering circulars relating to the proposed international offering of shares and global depositary receipts ("GDRs") in ICN International have been submitted on a confidential basis to the Budapest and London Stock Exchanges.

On completion of the previously announced reorganization, ICN International will comprise ICN's operations in Western Europe, Central and Eastern Europe and Asia, Africa and Australia.

Subject to market conditions and regulatory approvals, it is proposed that up to 40% of ICN International will be sold in an international offering in the second quarter of 2001. It is intended that ICN International's shares will be listed on the Budapest Stock Exchange and that GDRs representing shares in ICN International will be listed on the London Stock Exchange.

ICN Chairman and Chief Executive Officer Milan Panic commented on the proposed offering, saying, "The filing of the draft offering circulars with the Budapest and London Stock Exchanges is an important milestone demonstrating our ongoing commitment to split ICN into three publicly traded entities."

Any securities of ICN International offered will not be and have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States, absent registration or an applicable exemption from registration requirements.

'SAFE HARBOR' STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to ICN's ability to complete its restructuring plan according to stated timeframes, stock exchange and other regulatory approval processes, legal, accounting and other risks including those detailed from time to time in ICN's Securities and Exchange Commission filings.

ICN is an innovative, research-based global pharmaceutical company that manufactures, markets and distributes a broad range of prescription and non-prescription pharmaceuticals under the ICN brand name. Its therapeutic focus is on anti-infectives, including anti-virals, dermatology and oncology. Additional information is also available on ICN's website at http://www.icnpharm.com.